Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Fourth Quarter and Year Ended December 31, 2020,

and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 4, 2021-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter and year ended December 31, 2020. The Company also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $0.50 per share to $0.60 per share. The first quarter dividend of $0.60 per share will be paid on April 15, 2021 to all stockholders of record as of the close of business on March 31, 2021.

The financial results for the quarter ended December 31, 2020 are as follows:

●

Revenue was $233.0 million for the quarter ended December 31, 2020, a 10.2% decrease from $259.4 million for the quarter ended September 30, 2020 and a 39.8% increase from $166.7 million for the quarter ended December 31, 2019.

●	GAAP gross margin was 55.3% for the quarter ended December 31, 2020, compared with 55.1% for the quarter ended December 31, 2019.

●

Non-GAAP (1) gross margin was 55.7% for the quarter ended December 31, 2020, excluding the impact of $0.7 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with 55.5% for the quarter ended December 31, 2019, excluding the impact of $0.6 million for stock-based compensation expense.

●	GAAP operating expenses were $88.9 million for the quarter ended December 31, 2020, compared with $61.2 million for the quarter ended December 31, 2019.

●

Non-GAAP (1) operating expenses were $63.6 million for the quarter ended December 31, 2020, excluding $22.3 million for stock-based compensation expense and $3.0 million for deferred compensation plan expense, compared with $41.8 million for the quarter ended December 31, 2019, excluding $18.1 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense.

●	GAAP operating income was $40.0 million for the quarter ended December 31, 2020, compared with $30.7 million for the quarter ended December 31, 2019.

●

Non-GAAP (1) operating income was $66.3 million for the quarter ended December 31, 2020, excluding $23.0 million for stock-based compensation expense and $3.3 million for deferred compensation plan expense, compared with $50.8 million for the quarter ended December 31, 2019, excluding $18.7 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense.

●	GAAP other income, net, was $4.5 million for the quarter ended December 31, 2020, compared with $2.7 million for the quarter ended December 31, 2019.

●

Non-GAAP (1) other income, net, was $1.3 million for the quarter ended December 31, 2020, excluding $3.2 million for deferred compensation plan income, compared with $1.6 million for the quarter ended December 31, 2019, excluding $1.2 million for deferred compensation plan income.

●	GAAP income before income taxes was $44.4 million for the quarter ended December 31, 2020, compared with $33.4 million for the quarter ended December 31, 2019.

●

Non-GAAP (1) income before income taxes was $67.6 million for the quarter ended December 31, 2020, excluding $23.0 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with $52.3 million for the quarter ended December 31, 2019, excluding $18.7 million for stock-based compensation expense, and $0.2 million for deferred compensation plan expense.

●

GAAP net income was $42.9 million and $0.90 per diluted share for the quarter ended December 31, 2020. Comparatively, GAAP net income was $32.4 million and $0.70 per diluted share for the quarter ended December 31, 2019.

●

Non-GAAP (1) net income was $62.5 million and $1.31 per diluted share for the quarter ended December 31, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $48.4 million and $1.04 per diluted share for the quarter ended December 31, 2019, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects.

The financial results for the year ended December 31, 2020 are as follows:

●	Revenue was $844.5 million for the year ended December 31, 2020, a 34.5% increase from $627.9 million for the year ended December 31, 2019.

●	GAAP gross margin was 55.2% for the year ended December 31, 2020, compared with 55.2% for the year ended December 31, 2019.

●

Non-GAAP (1) gross margin was 55.6% for the year ended December 31, 2020, excluding the impact of $2.6 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense, compared with 55.6% for the year ended December 31, 2019, excluding the impact of $2.4 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan expense.

●	GAAP operating expenses were $307.1 million for the year ended December 31, 2020, compared with $243.8 million for the year ended December 31, 2019.

●

Non-GAAP (1) operating expenses were $219.4 million for the year ended December 31, 2020, excluding $83.0 million for stock-based compensation expense and $4.7 million for deferred compensation plan expense, compared with $163.5 million for the year ended December 31, 2019, excluding $76.3 million for stock-based compensation expense and $3.9 million for deferred compensation plan expense.

●	GAAP operating income was $158.9 million for the year ended December 31, 2020, compared with $102.6 million for the year ended December 31, 2019.

●

Non-GAAP (1) operating income was $250.1 million for the year ended December 31, 2020, excluding $85.6 million for stock-based compensation expense and $5.7 million for deferred compensation plan expense, compared with $185.4 million for the year ended December 31, 2019, excluding $78.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $4.0 million for deferred compensation plan expense.

●	GAAP other income, net, was $10.5 million for the year ended December 31, 2020, compared with $10.6 million for the year ended December 31, 2019.

●

Non-GAAP (1) other income, net, was $5.9 million for the year ended December 31, 2020, excluding $4.6 million for deferred compensation plan income, compared with $6.8 million for the year ended December 31, 2019, excluding $3.8 million for deferred compensation plan income.

●	GAAP income before income taxes was $169.3 million for the year ended December 31, 2020, compared with $113.1 million for the year ended December 31, 2019.

●

Non-GAAP (1) income before income taxes was $256.0 million for the year ended December 31, 2020, excluding $85.6 million for stock-based compensation expense and $1.1 million for deferred compensation plan expense, compared with $192.1 million for the year ended December 31, 2019, excluding $78.7 million for stock-based compensation expense, and $0.1 million for the amortization of acquisition-related intangible assets and $$0.2 million for deferred compensation plan expense.

●

GAAP net income was $164.4 million and $3.50 per diluted share for the year ended December 31, 2020. Comparatively, GAAP net income was $108.8 million and $2.38 per diluted share for the year ended December 31, 2019.

●

Non-GAAP (1) net income was $236.8 million and $5.04 per diluted share for the year ended December 31, 2020, excluding stock-based compensation expense, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $177.7 million and $3.88 per diluted share for the year ended December 31, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2020	2019	2020	2019
Computing and storage	$61,831	$55,644	$253,177	$189,215
Automotive	39,363	24,129	108,966	90,303
Industrial	37,117	26,741	119,603	99,381
Communications	29,656	21,866	142,326	84,794
Consumer	65,076	38,358	220,380	164,228
Total	$233,043	$166,738	$844,452	$627,921

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2020	2019	2020	2019
DC to DC	$219,930	$157,525	$800,478	$589,651
Lighting Control	13,113	9,213	43,974	38,270
Total	$233,043	$166,738	$844,452	$627,921

“Our performance in 2020 validated our strategy to grow through diversification and sustainability. We will continue to execute this strategy and invest in our future,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2021:

●	Revenue in the range of $236 million to $248 million.

●	GAAP gross margin between 55.1% and 55.7%. Non-GAAP (1) gross margin between 55.4% and 56.0%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $89.0 million and $93.0 million. Non-GAAP (1) R&D and SG&A expenses between $62.8 million and $64.8 million, which excludes estimated stock-based compensation expenses in the range of $26.2 million to $28.2 million.

●	Total stock-based compensation expense of $27.0 million to $29.0 million.

●	Litigation expenses ranging between $2.3 million and $2.7 million.

●	Interest income of $1.4 million to $1.8 million.

●	Fully diluted shares outstanding between 47.3 million and 48.3 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 4, 2021. You can access the webinar, free of charge, at: https://mpsic.zoom.us/s/98817942109. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 28, 2020 and our quarterly report on Form 10-Q filed with the SEC on November 6, 2020. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$334,944	$172,960
Short-term investments	260,169	282,437
Accounts receivable, net	66,843	52,704
Inventories	157,062	127,500
Other current assets	22,980	19,605
Total current assets	841,998	655,206
Property and equipment, net	281,528	228,315
Goodwill	6,571	6,571
Deferred tax assets, net	18,556	17,193
Other long-term assets	59,838	49,090
Total assets	$1,208,491	$956,375

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,169	$27,271
Accrued compensation and related benefits	45,840	26,164
Other accrued liabilities	62,960	44,790
Total current liabilities	146,969	98,225
Income tax liabilities	37,062	37,596
Other long-term liabilities	57,873	47,063
Total liabilities	241,904	182,884
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 45,267 and 43,616, respectively	657,701	549,517
Retained earnings	298,746	229,450
Accumulated other comprehensive income (loss)	10,140	(5,476)
Total stockholders’ equity	966,587	773,491
Total liabilities and stockholders’ equity	$1,208,491	$956,375

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue	$233,043	$166,738	$844,452	$627,921
Cost of revenue	104,169	74,802	378,498	281,596
Gross profit	128,874	91,936	465,954	346,325
Operating expenses:
Research and development	42,252	27,011	137,598	107,757
Selling, general and administrative	45,120	33,240	161,670	133,542
Litigation expense	1,539	991	7,804	2,464
Total operating expenses	88,911	61,242	307,072	243,763
Income from operations	39,963	30,694	158,882	102,562
Other income, net	4,480	2,731	10,460	10,558
Income before income taxes	44,443	33,425	169,342	113,120
Income tax expense	1,556	989	4,967	4,281
Net income	$42,887	$32,436	$164,375	$108,839

Net income per share:
Basic	$0.95	$0.75	$3.67	$2.52
Diluted	$0.90	$0.70	$3.50	$2.38
Weighted-average shares outstanding:
Basic	45,148	43,496	44,840	43,165
Diluted	47,600	46,503	47,014	45,763

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Cost of revenue	$686	$574	$2,592	$2,409
Research and development	5,367	4,784	20,033	19,584
Selling, general and administrative	16,917	13,322	62,926	56,706
Total stock-based compensation expense	$22,970	$18,680	$85,551	$78,699

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net income	$42,887	$32,436	$164,375	$108,839

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	156	235	1,057	189
Tax effect	(3,512)	(2,937)	(14,229)	(10,128)
Non-GAAP net income	$62,501	$48,414	$236,754	$177,709

Non-GAAP net income per share:
Basic	$1.38	$1.11	$5.28	$4.12
Diluted	$1.31	$1.04	$5.04	$3.88

Shares used in the calculation of non-GAAP net income per share:
Basic	45,148	43,496	44,840	43,165
Diluted	47,600	46,503	47,014	45,763

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Gross profit	$128,874	$91,936	$465,954	$346,325
Gross margin	55.3%	55.1%	55.2%	55.2%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	686	574	2,592	2,409
Deferred compensation plan expense	281	29	931	54
Amortization of acquisition-related intangible assets	-	-	-	110
Non-GAAP gross profit	$129,841	$92,539	$469,477	$348,898
Non-GAAP gross margin	55.7%	55.5%	55.6%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Total operating expenses	$88,911	$61,242	$307,072	$243,763

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(22,284)	(18,106)	(82,959)	(76,290)
Deferred compensation plan expense	(3,047)	(1,383)	(4,719)	(3,941)
Non-GAAP operating expenses	$63,580	$41,753	$219,394	$163,532

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Total operating income	$39,963	$30,694	$158,882	$102,562

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	3,328	1,412	5,650	3,995
Non-GAAP operating income	$66,261	$50,786	$250,083	$185,366

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Total other income, net	$4,480	$2,731	$10,460	$10,558

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan income	(3,172)	(1,176)	(4,593)	(3,806)
Non-GAAP other income, net	$1,308	$1,555	$5,867	$6,752

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Total income before income taxes	$44,443	$33,425	$169,342	$113,120

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	156	235	1,057	189
Non-GAAP income before income taxes	$67,569	$52,340	$255,950	$192,118

2021 FIRST QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	March 31, 2021
	Low	High
Gross margin	55.1%	55.7%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	March 31, 2021
	Low	High
R&D and SG&A expense	$89,000	$93,000
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(26,200)	(28,200)
Non-GAAP R&D and SG&A expense	$62,800	$64,800